UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 5/1/2013

Commission File Number

001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment is filed solely to correct the reporting date of this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition

On May 1, 2013, Kraton Performance Polymers, Inc. (NYSE: KRA) issued a press release announcing its financial results for the quarter ended March 31, 2013. Kraton announced that it will hold a conference call and web cast to discuss these results on Thursday, May 2, 2013 at 9:00 a.m. eastern time. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1: Kraton Performance Polymers, Inc. Press Release dated May 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: May 2, 2013	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Kraton Performance Polymers, Inc. Press Release dated May 1, 2013